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                     SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, DC  20549


                                  ------------


                                  FORM  8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                               DECEMBER 19, 1996
                     ------------------------------------
                       (Date of earliest event reported)




                              EYE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                      000-15324               52-1402131
----------------------------         -----------           ------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)




                             16 SOUTH MARKET STREET
                           PETERSBURG, VIRGINIA 23803
          (Address of Principal Executive Offices, Including Zip Code)




                                 (804) 861-0681
                         -----------------------------
                        (Registrant's telephone number,
                              including area code)
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                              EYE TECHNOLOGY, INC.

                                    FORM 8-K


ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On December 19, 1996, Price Waterhouse LLP ("Former Auditors") resigned as Registrant's independent accountant. In its reports for Registrant's 1995 and 1994 fiscal years, the Former Auditors expressed "substantial doubt about the Registrant's ability to continue as a going concern." During the 1995 and 1994 fiscal years and the interim period through December 19, 1996, there were no disagreements between Registrant and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

             Registrant has provided the Former Auditors with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. A copy of the Former Auditors' letter response to this item is attached as an exhibit to this report.

             On March 5, 1998, the Board of Directors of Registrant engaged Olsen, Thielen & Co., Ltd. ("Principal Accountant") as Registrant's new independent auditors to audit Registrant's financial statements for the years ended December 31, 1996 and December 31, 1997. Registrant had not, prior to such engagement, consulted the Principal Accountant regarding any financial statement matters, or otherwise, of Registrant.

             Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.

ITEM 7.      (c) Exhibits.

             The exhibits filed as a part of this report are listed on the Index to Exhibits on page 4 of this report, which index is incorporated in this
Item 7(c) by reference.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 10, 1998                   EYE TECHNOLOGY, INC.


                                        By: /s/ SAMUEL P. SEARS, JR.
                                           -----------------------------------
                                           Samuel P. Sears, Jr.,
                                           Chief Executive Officer





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                               INDEX TO EXHIBITS


         The following exhibit to this report is incorporated herein by reference:

         1.    Letter response of Price Waterhouse LLP





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